UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|	Preliminary Proxy Statement
|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|	Definitive Proxy Statement
|_|	Definitive Additional Materials
|_|	Soliciting Material Pursuant to §240.14a-12

HILLIARD-LYONS GOVERNMENT FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|	No fee required.
|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

|_|	Fee paid previously with preliminary materials.
|_|

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Hilliard-Lyons Government Fund, Inc.

February 22, 2008

DEAR SHAREHOLDER :

        We are writing to inform you of the upcoming special meeting of shareholders of Hilliard-Lyons Government Fund, Inc., (the “Fund”) to vote on an important proposal affecting the Fund: to approve a new investment advisory agreement between the Fund and the Fund’s investment adviser, J.J.B. Hilliard, W.L. Lyons, LLC, the anticipated successor to J.J.B. Hilliard, W.L. Lyons, Inc. (the “Adviser”).

        As discussed in more detail in the enclosed Proxy Statement, the current investment advisory agreement will terminate during or shortly after the first calendar quarter of 2008 due to a proposed change in ownership of the Adviser (the “Proposed Transaction”). To avoid disruption of the Fund’s investment management program, the Board of Directors of the Fund (the “Board”) approved proposed interim and new advisory agreements for the Fund on December 17, 2007. The interim advisory agreement will become effective if the Proposed Transaction is consummated prior to shareholder approval of a new advisory agreement, and provides that, during the interim period, and until shareholder approval of a new advisory agreement, the Adviser will continue to act as adviser to the Fund on substantially the same terms and with the identical fee structure as the current investment advisory agreement. The proposed new advisory agreement is substantially similar to the current advisory agreement with respect to the services provided by the Adviser, has the identical fee structure and would simply continue the relationship between the Fund and the Adviser. Approval of the new advisory agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund. The Board believes that the proposal is in the Fund’s and your best interests.

        The following are important facts about the new advisory agreement:

•	The number of shares you own and the value of those shares are not affected.
•	The advisory fees applicable to the Fund have not increased.
•	The investment objectives and policies of the Fund have not changed.

        The question and answer section that begins on the front cover of the Proxy Statement discusses the proposal that requires shareholder approval. The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to the Fund. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

        You may choose one of the following options to vote:

•	Mail: Complete and return the enclosed proxy card(s).
•	Internet: Access the website shown on your proxy card(s) and follow the online instructions.
•	Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.
•	Telephone (to speak to a representative of the Fund’s proxy solicitor): 1-800-207-3158.
•	In person: Attend the special shareholder meeting on March 31, 2008.

        Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

        If we do not hear from you by March 10, 2008, our proxy solicitor may contact you. Thank you for your response and for your continued investment with the Fund.

Respectfully,

Joseph C. Curry, Jr.
President

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

Hilliard-Lyons Government Fund, Inc.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

        Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Hilliard-Lyons Government Fund, Inc. (the “Fund”) will be held at Kye’s, 500 Missouri Avenue, Jeffersonville, Indiana, 47130 on March 31, 2008, at 8:30 a.m., Eastern time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting or any adjournments or postponements thereof:

        PROPOSAL: For the shareholders of the Fund to approve a new investment advisory agreement by and between the Fund and J.J.B. Hilliard, W.L. Lyons, LLC, the anticipated successor to J.J.B. Hilliard, W.L. Lyons, Inc., the Fund’s investment adviser (the “Adviser”), under which the Adviser will continue to act as investment adviser with respect to assets of the Fund on substantially similar terms with respect to the services provided by the Adviser and the identical fee structure as the investment advisory agreement currently in effect.

        The Board of Directors of the Fund recommends that shareholders vote FOR this Proposal.

        Holders of record of shares of the Fund at the close of business on January 31, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

        In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournment, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

Stephanie J. Ferree
Secretary

Louisville, Kentucky
February 22, 2008

IMPORTANT—WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the Fund’s continued operation. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

Questions & Answers

        While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter affecting the Fund that requires a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.	The advisory agreement between Hilliard-Lyons Government Fund, Inc. (the “Fund”) and J.J.B. Hilliard, W.L. Lyons, LLC, the anticipated successor to J.J.B. Hilliard, W.L. Lyons, Inc. (the “Adviser”), is expected to terminate because The PNC Financial Services Group, Inc., the Adviser’s parent company, has agreed to sell its ownership interest in the Adviser to HL Financial Services, LLC (“HL Financial”), a subsidiary of Houchens Industries, Inc. (the “Proposed Transaction”). In addition, it is anticipated that certain of the Adviser’s employees, including its senior management, will be afforded the opportunity to make separate, individual purchases of equity in HL Financial (not to exceed 50% in the aggregate), which will be the new parent company of the Adviser upon the closing of the Proposed Transaction. The Adviser will be converted from a corporation to a limited liability company prior to the closing of the Proposed Transaction. It is expected that, as of closing of the Proposed Transaction, the Adviser will retain the name “Hilliard Lyons,” its senior management team and substantially all of the investment personnel currently providing services to the accounts of Fund shareholders.

This change in control would be considered to be an assignment, automatically terminating the advisory agreement between the Fund and the Adviser in accordance with the Investment Company Act of 1940, as amended, which regulates investment companies such as the Fund. Upon consummation of the Proposed Transaction, the Adviser will continue to provide investment advisory services to the Fund pursuant to an agreement approved by the Fund’s Board of Directors on December 17, 2007. The members of the Board of Directors, none of whom are “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”), recommend that you vote FOR the approval of the new advisory agreement.

Q.	What will happen if shareholders do not approve the new advisory agreement?

A.	If shareholders do not approve the new advisory agreement and the Proposed Transaction occurs, then the Fund’s advisory agreement will terminate upon the date of the consummation of the Proposed Transaction, and the Board of Directors will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) entering into an interim advisory agreement that will be effective for up to 150 days following the date of the consummation of the Proposed Transaction, or the recommendation of one or more other advisers, subject to approval by the Directors and Fund shareholders.

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Q.	How does the assignment affect the Fund?

A.	The Fund and its respective investment objectives and policies have not changed. You will still own the same number of shares in the same Fund and the value of the investment will not change. The new advisory agreement contains similar terms and conditions as the prior advisory agreement and is discussed in more detail in the enclosed Proxy Statement.

Q.	Will the investment advisory fee rate be the same upon approval of the new advisory agreement?

A.	Yes, the investment advisory fee rate applicable to the Fund under the new advisory agreement will be the same as the rate in effect prior to the assignment.

Q.	How does the Fund’s Board of Directors recommend that I vote?

A.	After careful consideration, the members of the Board of Directors, all of whom are Independent Directors, recommend that you vote in favor of the new advisory agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. The Adviser has agreed to bear these costs.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card(s):

•	By mail, using the enclosed proxy card(s) and return envelope;
•	By telephone, using the toll-free number on your proxy card(s);
•	Through the Internet, using the website address on your proxy card(s); or
•	In person at the shareholder meeting.

Q.	Whom should I call for additional information about this proxy statement?

A.	Please call D.F. King & Co., Inc., the Fund’s proxy solicitor at 1-800-207-3158.

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February 22, 2008

Hilliard-Lyons Government Fund, Inc.

500 West Jefferson Street
Louisville, Kentucky 40202-2823

PROXY STATEMENT

        This Proxy Statement is solicited by the Board of Directors of Hilliard-Lyons Government Fund, Inc. (the “Fund”) for voting at a Special Meeting of Shareholders (the “Meeting”) to be held on March 31, 2008, at 8:30 a.m., Eastern Time, at Kye’s, 500 Missouri Avenue, Jeffersonville, Indiana, 47130. The Fund is an open-end management investment company, organized as a Maryland corporation. As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

        This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about February 22, 2008, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile or personal interview. If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

        The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Adviser. D.F. King & Co., Inc. (“D.F. King & Co.”) has been retained to assist in the proxy solicitation. Estimated proxy solicitation expenses total approximately $137,000. In addition to the solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

        A proxy is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

        Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

        If you have previously given the Fund consent to do so, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you need additional copies of this Proxy Statement, please contact D.F. King & Co., the Fund’s proxy solicitor at 1-800-207-3158. Additional copies of this Proxy Statement will be delivered to you promptly upon request. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at 500 West Jefferson Street, Louisville, Kentucky, 40202-2823 or call 1-800-444-1854.

        For a free copy of the Fund’s annual report for the fiscal year ended August 31, 2007, write to the Fund at 500 West Jefferson Street, Louisville, Kentucky, 40202-2823, call 1-800-444-1854 or log-on to www.hilliard.com.

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PROPOSAL

APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
BETWEEN HILLIARD-LYONS GOVERNMENT FUND, INC.
AND J.J.B. HILLIARD, W.L. LYONS, LLC

        The Board of Directors recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement between Hilliard-Lyons Government Fund, Inc. and J.J.B. Hilliard, W.L. Lyons, LLC.

        At the Meeting, shareholders of the Fund will be asked to approve a new advisory agreement between the Fund and J.J.B. Hilliard, W.L. Lyons, LLC, the anticipated successor to J.J.B. Hilliard, W.L. Lyons, Inc. (the “Adviser”). The new advisory agreement (“New Advisory Agreement”) contains substantially similar terms with respect to the services provided by the Adviser and the identical fee structure as the prior advisory agreement (the “Prior Advisory Agreement”), which was originally entered into on December 1, 1998. The New Advisory Agreement would simply continue the relationship between the Fund and the Adviser. The members of the Fund’s Board of Directors, none of whom are “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), last approved the Prior Advisory Agreement on October 11, 2007 as part of its regular annual review process. Shareholders of the Fund approved the Prior Advisory Agreement at a Special Meeting of Shareholders on November 6, 1998. As discussed more fully below, approval of the New Advisory Agreement is necessary due to a proposed change in control of the Adviser.

Background

        The PNC Financial Services Group, Inc. (“PNC Financial”), the Adviser’s parent company, signed a definitive agreement to sell its ownership interest in the Adviser to HL Financial Services, LLC (“HL Financial”), a subsidiary of Houchens Industries, Inc. (“Houchens”) (hereinafter referred to as the “Proposed Transaction”). Houchens is a large, privately-held diversified company based in Bowling Green, Kentucky. In addition, it is anticipated that certain of the Adviser’s employees, including its senior management, will be afforded the opportunity to make separate, individual purchases of equity in HL Financial (not to exceed 50% in the aggregate), which will be the new parent company of the Adviser upon the closing of the Proposed Transaction. The Adviser will be converted from a corporation to a limited liability company prior to the closing of the Proposed Transaction. It is expected that, as of closing of the Proposed Transaction, the Adviser will retain the name “Hilliard Lyons,” its senior management team and substantially all of the investment personnel currently providing services to the accounts of Fund shareholders. This change in control would be considered to be an assignment, automatically terminating the advisory agreement between the Adviser and the Fund in accordance with the 1940 Act.

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        To avoid disruption of the Fund’s investment management program, the Board of Directors approved an interim advisory agreement (“Interim Advisory Agreement”) on December 17, 2007. The Interim Advisory Agreement will become effective if the Proposed Transaction is consummated prior to shareholder approval of a new advisory agreement and would remain in effect (unless sooner terminated) until shareholders of the Fund either approve or disapprove of the New Advisory Agreement or 150 days following the date of the consummation of the Proposed Transaction, whichever is sooner.

        The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Prior Advisory Agreement with respect to services provided by the Adviser and has the identical fee structure. The material terms of the New Advisory Agreement and Prior Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Prior Advisory Agreement.”

        If the Fund’s shareholders do not approve the New Advisory Agreement at the Meeting or at an adjournment of the Meeting, then the Adviser will no longer be the investment adviser of the Fund, in which case the Board of Directors will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) entering into the Interim Advisory Agreement that will be effective for up to 150 days following the date of the consummation of the Proposed Transaction, or the recommendation of one or more other advisers, subject to approval by the Board of Directors and Fund shareholders.

        Upon consummation of the Proposed Transaction, the Adviser no longer will be owned by or affiliated with PNC Financial. However, the principal management of the Adviser will remain the same, and the portfolio manager for the Fund will not change upon consummation of the Proposed Transaction.

Compensation Paid to the Adviser

        In return for the services provided by the Adviser as investment adviser to the Fund, the Fund pays the Adviser an annual advisory fee, which is calculated daily and paid monthly. The table below provides the fee structure under the Prior Advisory Agreement, which will be identical to the fee structure under the New Advisory Agreement. For the fiscal year ended August 31, 2007, the Fund paid the Adviser investment advisory fees totaling $4,485,366.

Average Daily Net Assets	Fee

On the first $200 million	1/2 of 1%
On the next $100 million	3/8 of 1%
In excess of $300 million	1/4 of 1%

        The Adviser also provides administrative and shareholder services to the Fund under an Omnibus Account Agreement (the “Omnibus Agreement”). The fees received and services provided by the Adviser under the Omnibus Agreement are in

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addition to fees received and services provided by the Adviser under the Prior Advisory Agreement, and the fee rates described below will remain the same when the New Advisory Agreement takes effect.

        For administrative services it provides to the Fund under the Omnibus Agreement, the Adviser receives a monthly fee from the Fund at an annual rate of 0.18% of the average daily net assets of the Fund Shares held in omnibus accounts. The table below provides the fee rate for shareholder services the Adviser provides to the Fund under the Omnibus Agreement based on the average daily net assets of the Fund Shares held in omnibus accounts.

Average Daily Net Assets	Fee

On the first $1.25 billion	0.25%
On the next $250 million	0.15%
On the next $500 million	0.13%
On the next $250 million	0.10%
In excess of $2.25 billion	0.05%

        For the fiscal year ended August 31, 2007, the Fund paid the Adviser administrative and shareholder services fees under the Omnibus Agreement totaling $6,403,121.

Information about the Adviser

        The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser’s principal offices are located at 500 West Jefferson Street, Louisville, Kentucky, 40202-2823. As of October 31, 2007, the Adviser managed over $3.9 billion of investment assets. The Adviser is a wholly-owned subsidiary of PNC HL Holding Corp. (“PNC Holding”). PNC Holding is a wholly-owned subsidiary of PNC Financial. PNC Financial is a multi-bank holding company and one of the largest financial services organizations in the United States, whose principal offices are located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222. As of December 31, 2007, there were no holders of record or beneficial ownership of 10% or more of any class of issued and outstanding voting securities of PNC Financial.

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        The following table sets forth the name, position and principal occupation of the chief executive officer and each Director of the Adviser as of December 31, 2007. Each individual’s address is c/o J.J.B. Hilliard, W.L. Lyons, 500 West Jefferson Street, Louisville, Kentucky, 40202-2823.

Name	Principal Occupation with Adviser

James R. Allen	Director, Chairman, Chief Executive Officer, President
James M. Rogers	Director, Chief Operating Officer, Executive Vice President
Joan L. Gulley	Director
Joseph C. Guyaux	Director
William S. Demchak	Director
Carmella R. Miller	Director, Chief Administrative Officer, Executive Vice President

        The following table sets forth the officers of the Fund and their positions with the Adviser as of December 31, 2007. Officers of the Adviser who also serve as officers of the Fund do not receive compensation from the Fund for their services as officers of the Fund. The Chief Compliance Officer of the Fund receives compensation from the Adviser for his services as chief compliance officer.

Name	Position with the Fund	Position with the Adviser

Joseph C. Curry, Jr.	President, Anti-Money Laundering Compliance Officer	Senior Vice President

Dianna P. Wengler	Senior Vice President, Treasurer	Vice President
Edward J. Veilleux	Vice President, Chief Compliance Officer	None

Stephanie J. Ferree	Assistant Vice President, Secretary	Fund Administrator
Timothy P. Riordan	Assistant Vice President	Vice President

        Joseph C. Curry, Jr. and Dianna P. Wengler own common stock of PNC Financial.

        There were no brokerage commissions paid by the Fund to affiliated brokers of the Adviser for the Fund’s fiscal year ended August 31, 2007.

Summary of the New Advisory Agreement and the Prior Advisory Agreement

        A copy of the New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by the Adviser under the New Advisory Agreement are substantially the same and the fee structure is identical as under the Prior Advisory Agreement. The changes between the New Advisory Agreement and the Prior Advisory Agreement generally relate to regulatory

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requirements that have been enacted since the Fund and the Adviser first entered into the Prior Advisory Agreement on December 1, 1998, clarifying changes in accordance with the 1940 Act and other changes to reflect current industry best practices.

        Advisory Services. Both the New Advisory Agreement and Prior Advisory Agreement provide that the Adviser will furnish certain investment advisory services to the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund, subject to supervision of the Board of Directors and in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Registration Statement on Form N-1A and resolutions of the Board of Directors. The New Advisory Agreement provides that the Fund will provide the Adviser, on an ongoing basis, with copies of the Fund’s organizational documents, Registration Statement, applicable policies and procedures, and any amendments or supplements thereto.

        Management Fees. Both the New Advisory Agreement and Prior Advisory Agreement contain the identical fee structure based on the Fund’s average daily net assets.

        Duration and Termination. Both the New Advisory Agreement and the Prior Advisory Agreement provide that it shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval as required by the 1940 Act. Both the New Advisory Agreement and the Prior Advisory Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Fund (by vote of the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty. The New Advisory Agreement may be terminated at any time, upon one hundred eighty (180) days prior written notice, by the Adviser without the payment of a penalty. The Prior Advisory Agreement provided that the Adviser could terminate the agreement upon sixty (60) days written notice.

        Payment of Expenses. Both the New Advisory Agreement and the Prior Advisory Agreement provide that the Adviser will pay all expenses incurred by it in connection with its activities under the Agreement. Under the New Advisory Agreement, the Adviser also will pay the costs of any special Board of Directors’ meetings or special Shareholders’ meetings convened for the primary benefit of the Adviser. Additionally, the New Advisory Agreement clarifies that the Fund will pay the costs of the maintenance of its Registration Statement, compliance program, bond and insurance coverage that inure to the Fund’s benefit and compensation payable to its compliance officers as may be approved by the Board of Directors from time to time.

        Limitation on Liability and Indemnification. Both the New Advisory Agreement and the Prior Advisory Agreement provide that the Adviser, or any of its officers, directors, agents or employees, shall not be liable, in the absence of willful misfeasance, bad faith or by reason of its reckless disregard of its obligations and duties, to the Fund for any error of judgment or mistake of law, any loss arising out of its investment or for any act or omission in the performance of its duties. The

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New Advisory Agreement also provides that the Adviser, or any of its officers, directors, agents or employees, shall not be liable to the Fund for any error of judgment, mistake of law, any loss arising out of its investment or for any act or omission in the performance of its duties in the absence of negligence. The Prior Advisory Agreement had established a gross negligence standard. The New Advisory Agreement adds a provision that nothing in the New Advisory Agreement shall constitute a waiver or limitation of any rights that the Fund or any shareholder of the Fund may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith. Additionally, the New Advisory Agreement adds an indemnification provision stating that each party shall indemnify and hold harmless the other party, and the shareholders, directors, officers and employees of the other party, against any loss, liability, claim, damage or expense arising out of the indemnifying party’s willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations. Such indemnification provision shall survive termination of the New Advisory Agreement.

        Other Provisions. The New Advisory Agreement adds provisions to clarify obligations under regulatory requirements that have been enacted since the Fund and the Adviser first entered into the Prior Advisory Agreement and to conform to current industry best practices. The New Advisory Agreement states that the Adviser will act in accordance in all material respects with the Fund’s organizational documents, regulatory filings and the compliance policies and procedures adopted by the Fund, including those adopted under Rule 38a-1 of the 1940 Act. The New Advisory Agreement also states that the Adviser has adopted a Code of Ethics complying with Rule 204A-1 of the Advisers Act, that the Adviser will not disclose non-public information as defined in Regulation S-P (such provision to survive termination of the New Advisory Agreement) and that the Adviser will use its best efforts to assist the Fund in complying with the Sarbanes-Oxley Act of 2002 and implementing the Fund’s controls and procedures.

Board Approval and Recommendation

        In reaching its decision to approve the New Advisory Agreement, the Directors, all of whom are Independent Directors, met at their regular meeting held on December 17, 2007 with senior executives of the Adviser and Houchens’ legal counsel. In the course of their review, the Directors, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund since the Adviser first became investment adviser to the Fund since its inception in 1980; (2) the performance of the Fund since the Adviser became the investment adviser to the Fund; (3) the fact that the Proposed Transaction is not expected to affect the manner in which the Fund is advised; (4) the fact that the current investment management team will continue to manage the Fund; (5) the fee structure under the New Advisory Agreement would be identical to the fee structure under the Prior Advisory Agreement; (6) the changes to

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terms in the New Advisory Agreement from the Prior Advisory Agreement are generally to conform to current regulatory requirements and industry best practices; and (7) other factors deemed relevant.

        The Directors also evaluated the New Advisory Agreement in light of information they had requested and received from the Adviser prior to the December 17, 2007 meeting and the materials received related to the annual approval of the Prior Advisory Agreement prior to the October 11, 2007 meeting. The Directors reviewed these materials with management of the Adviser, legal counsel to Houchens and independent counsel to the Directors. The Directors also discussed the New Advisory Agreement with counsel in an executive session, at which no representatives of the Adviser or Houchens were present. The Directors considered whether the New Advisory Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the New Advisory Agreement. Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser; (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or will be realized as the Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

        Nature, Extent and Quality of Services Provided to the Fund. The Directors evaluated the nature, extent and quality of the services that the Adviser would provide under the New Advisory Agreement, which are the same services that the Adviser provides under the Prior Advisory Agreement, on the basis of the functions that the Adviser performs, and the quality and stability of the staff committed to those functions, the Adviser’s Form ADV, the Adviser’s favorable compliance record and financial condition and its background and history in providing services to the Fund under the Prior Advisory Agreement. The Directors considered the Adviser’s disciplined investment decision-making process used for the Fund. The Directors also considered other services that the Adviser renders to the Fund in its capacity as its investment adviser, such as providing some of its key personnel available to serve as officers of the Fund, ensuring adherence to the Fund’s investment policies and restrictions, providing support services to the Directors and overseeing the Fund’s other service providers. The Directors further noted that the Adviser, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of Shares of the Fund and spends time and effort marketing the Fund. The Directors also considered the fact that the Adviser has not experienced any significant legal, compliance or regulatory difficulties related to the services it provides to the Fund. Based on the information provided and the Directors’ prior experience with the Adviser, the Directors concluded that the nature and extent of the services that the Adviser will provide under the New Advisory Agreement, as well as the quality of those services, would be satisfactory.

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        The Directors took into account that there will be no changes (including changes to the fee structure) that will adversely impact the Adviser’s ability to provide the same quality of services as were provided in the past; the New Advisory Agreement is similar in most respects to the Prior Advisory Agreement; management of the Adviser would not change following the change in control; the Adviser would be sufficiently capitalized following the Proposed Transaction to continue its operations; there are no litigation, regulatory, or administrative proceedings pending against the Adviser or its principal executive officers relating to services the Adviser provides to the Fund alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; there are no pending regulatory inquiries by the SEC or other regulators involving the Adviser relating to the Adviser’s investment advisory activities; there are no material compliance issues or material changes to compliance policies and procedures since the last renewal of the Prior Advisory Agreement; during the interim period, the advisory fees will be held in escrow pending approval of the New Advisory Agreement; the Fund would not bear any expenses related to the Proposed Transaction, including expenses related to the proxy statement, and any costs of indemnifying their officers, directors or agents with respect to the costs of any litigation or regulatory action arising in connection with the Proposed Transaction; and there are no planned fee increases for the Fund over the next two years.

        Section 15(f) of the 1940 Act. The Directors also considered whether the arrangements between the Adviser and the Fund comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Fund cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

        Consistent with the first condition of Section 15(f), the Adviser has represented that there are currently no plans to reconstitute the Board of Directors following the Proposed Transaction. Thus, at least 75% of the Directors would not be “interested persons” (as defined in the 1940 Act) of the Adviser for a period of three years after closing of the Proposed Transaction and would be in compliance with this provision

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of Section 15(f). With respect to the second condition of Section 15(f), the Adviser has represented that the Proposed Transaction will not have an economic impact on the Adviser’s ability to provide services to the Fund and, accordingly, no fee increases are contemplated. Thus, the Proposed Transaction will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Proposed Transaction.

        Costs of Services Provided and Profits Realized by the Adviser. The Directors examined the fee and expense information for the Fund, including a comparison of such information to other similarly situated mutual funds as determined by Lipper Inc. (“Lipper”). The Directors also examined the total expense ratio of the Fund relative to all other mutual funds in its Lipper category based on the Fund’s unaudited semiannual report data from February 28, 2007, annualized to reflect a fiscal year-end of August 31, 2007.

        The Directors reviewed financial information provided by the Adviser, including information concerning its costs in providing services to the Fund and its profitability. The Directors determined that the advisory fees paid by the Fund were competitive with those of other funds in its peer group. The Directors further noted that the Fund’s actual total expenses are above the median due, in part, to the Fund’s payment of shareholder servicing and administration fees to the Adviser at a rate greater than the rates paid by other funds in its peer group. The Directors determined that the Adviser devoted sufficient financial and other resources to fulfill its responsibilities to the Fund and that the profits realized by the Adviser were reasonable given the costs of providing services to the Fund.

        The Directors noted that the Adviser does not manage other funds or accounts with investment objectives comparable to that of the Fund. Consequently, there was no basis to compare the Fund’s performance with other funds or accounts that the Adviser manages. The Directors also reviewed and considered the continuation of the same level of contractual advisory fees for at least the next two years.

        Based on the information provided, the Directors concluded that the amount of advisory fees that the Fund currently pays, and will pay under the New Advisory Agreement, to the Adviser is reasonable in light of the nature and quality of the services provided.

        Investment Performance of the Fund. The Directors reviewed information prepared by Lipper as of August 31, 2007 concerning the Fund’s investment performance, both absolutely as well as compared to other funds in its peer group. The Fund’s peer group as determined by management consists of retail no-load U.S. Treasury money market funds without regard to asset size. The Directors noted that the Fund’s performance slightly exceeded the peer group average for the one year period ended August 31, 2007, and outperformed the peer group for the three, five and ten year periods ended August 31, 2007. The Directors determined that the Fund’s performance compared favorably with other funds in its peer group over an

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extended period of time, which reflected favorably on the high quality of the Adviser’s staff assigned to the Fund. The Directors also considered the Adviser’s quarterly portfolio reviews explaining the Fund’s performance, the Adviser’s consistent and disciplined investment decision process and the investment strategies it employs for the Fund. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

        Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the New Advisory Agreement, the Directors assessed the degree to which economies of scale will be realized as the Fund grows as well as the extent to which fee levels reflect those economies of scale for the benefit of the Fund’s shareholders. The materials that the Adviser provided to the Directors reflected economies that have been achieved as the Fund has grown in that certain costs of providing services to the Fund either remain stable or increase at a lesser rate than the rate of growth of the Fund’s assets. The Directors reviewed the pattern of growth in the Fund’s assets and the Fund’s expense ratio as well as the amount of fees voluntarily waived by the Adviser during recent periods when the market yields on the Fund’s portfolio were very low. The Directors also noted that the Fund, and its shareholders, have shared in the economies of scale realized as the Fund has grown through reductions in the overall level of advisory fees through the achievement of breakpoints in the Adviser’s fee schedule. The Directors determined that the fee schedule, including breakpoints, in the New Advisory Agreement is reasonable and appropriate and that further breakpoints in the fee schedule are unnecessary based on the current level of the Fund’s assets.

        Other Benefits to the Adviser. Given the nature of the Fund, the Adviser advised the Directors that it derives minimal, if any, indirect benefits from its relationship with the Fund. Therefore, the fees that the Adviser earns as the Fund’s investment adviser and for providing administrative and shareholder services are the principal benefits according to the Adviser as a result of its relationship with the Fund. The Directors believe that the Fund generally benefits from its association with the Adviser and the use of the “Hilliard-Lyons” name. Based on all of the information presented to and considered by the Directors and the conclusions that it reached, the Directors approved the New Advisory Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

        Based on all of the foregoing, the Directors recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

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ADDITIONAL INFORMATION

Voting Information

        Record Date. Only shareholders of record at the close of business on January 31, 2008 (the “Record Date”) will be entitled to vote at the Meeting and at any adjournment thereof. As of the Record Date, there were 1,792,935,227.84 Shares of the Fund issued and outstanding.

        Quorum. In order to constitute a quorum for the transaction of business the holders of at least a majority of all Shares upon which the Fund’s shareholders are entitled to cast votes at the Meeting must be present either in person or by proxy. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

        In the event that the necessary quorum to transact business is not present at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to a date not more than 120 days after the original record date of the Meeting without further notice to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares entitled to vote at the Meeting and present in person or by proxy. If no shareholder entitled to vote at the Meeting is present in person or by proxy, the chairman of the meeting may adjourn the Meeting. If a quorum is present, but the vote required to approve the proposal is not obtained, the persons named as proxies, or their substitutes, may vote for one or more adjournments of the Meeting as described above to permit further solicitation of proxies, and will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments and will vote those proxies required to be voted AGAINST the proposal against any such adjournment.

        Required Vote. Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

        Voting Proxies. D.F. King & Co. has been engaged to assist in the solicitation of proxies for the Fund. Shareholders may authorize D.F. King & Co. to execute proxies by telephonic or electronically transmitted instructions. As the Meeting date approaches, shareholders of the Fund may receive a telephone call from a representative of D.F. King & Co. if their votes have not yet been received. Proxies

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that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

        In all cases where a telephonic proxy is solicited, the D.F. King & Co. representative is required to ask for each shareholder’s full name, address and the last four digits of the shareholder’s social security number or tax identification number. In addition, the D.F. King & Co. representative will confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the D.F. King & Co. representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the Shares. If the information solicited agrees with the information provided to D.F. King & Co., then the D.F. King & Co. representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder’s voting instructions on the Proposal. Although the D.F. King & Co. representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. D.F. King & Co. will record the shareholder’s instructions on the card. Within 72 hours, a letter or mailgram will be sent to the shareholder to confirm his or her vote and instruct the shareholder to call D.F. King & Co. immediately if his or her voting instructions are not correctly reflected in the confirmation.

        Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. In addition to confirming their voting instructions prior to submission, shareholders who vote via the Internet will, upon request, receive an e-mail confirming their instructions.

        If a shareholder wishes to attend the Meeting, the shareholder may still submit the proxy card originally sent with this Proxy Statement. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call D.F. King & Co. toll-free at 1-800-207-3158. Any proxy given by a shareholder is revocable until voted at the Meeting.

        Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o the Adviser, at the address for the Fund shown at the beginning of this Proxy Statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no

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specification is made, FOR the Proposal referred to in the Proxy Statement and in the discretion of the persons named as proxies on such other matters that may properly come before the Meeting.

        The Board of Directors may, at any time, elect to withdraw the proposal from consideration at the Meeting. A decision to withdraw the proposal may arise if, because of changed circumstances, the proposal is either no longer necessary or appropriate. Should the Board elect to withdraw the proposal, the proposal will not be presented at the Meeting, and any proxies received regarding that proposal will not be voted. If time permits, shareholders will be notified if the proposal is withdrawn.

        Other Shareholder Information. As of the Record Date, each officer and director individually, and the officers and directors as a group, beneficially owned less than 1% of the outstanding Shares of the Fund. To the Fund’s knowledge, at the Record Date no person beneficially owned 5% or more of the outstanding Shares of the Fund.

Principal Underwriter and Administrator

        The Adviser serves as the principal underwriter and administrator to the Fund and has principal offices located at 500 West Jefferson Street, Louisville, Kentucky, 40202-2823.

Shareholder Proposals for Subsequent Meetings

        The Fund does not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

        The Board of Directors is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

Dated: February 22, 2008

        PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

        This Agreement is made as of the ____ day of __________, 2008, between Hilliard-Lyons Government Fund, Inc., a Maryland corporation (the “Company”), and J.J.B. Hilliard, W.L. Lyons, LLC, a Kentucky limited liability company (the “Adviser”).

WITNESSETH:

        WHEREAS, the Company is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

        WHEREAS, Adviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

        WHEREAS, the parties wish to enter into this Agreement pursuant to which the Company seeks the benefit of Adviser’s investment advisory services in managing the Company’s assets and in the conduct of certain of its affairs and Adviser desires to render such services to Company.

        NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1.	Adviser shall manage the investment and reinvestment of the assets of the Company for the period and on the terms set forth in this Agreement, subject to the Company’s investment policies and restrictions as set forth in the Company’s current registration statement on Form N-1A (the “Registration Statement”), any additional compliance policies or procedures that the Company’s Board of Directors reasonably adopts and provides to Adviser (the “Policies and Procedures”), and subject to the supervision and oversight of the Company’s Board of Directors. Adviser shall for all purposes be deemed to be an independent contractor and not an agent of the Company and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way. Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Company and shall record and implement such decisions and shall furnish the Board with such information and reports regarding the Company’s investments as Adviser deems appropriate or as the Board may reasonably request. Subject to compliance with the requirements of the 1940 Act, Adviser may retain as a sub-adviser to the Company, at Adviser’s own expense, any investment adviser registered under the Advisers Act.

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2.	Copies of the Registration Statement, the Company’s Articles of Incorporation (the “Articles”) and the Company’s Bylaws (the “Bylaws”) (collectively, the Articles and the Bylaws are hereinafter referred to as the “Organizational Documents”), each as currently in effect and including all amendments and restatements thereto, have been or will be delivered to Adviser by the Company. The Company covenants, on an ongoing basis, to provide copies of any amendments, restatement and/or changes to the Organizational Documents promptly upon the execution thereof and to provide to Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing them with the Securities and Exchange Commission (the “SEC”). The Company will promptly provide Adviser with any Policies and Procedures applicable to Adviser adopted from time to time by the Company’s Board of Directors and agrees to promptly provide Adviser with copies of all amendments thereto. Adviser will not be bound to follow any change in any such Policies and Procedures or in the Company’s investment policies unless and until it has received written notice of such change from the Company. In addition, the Company shall timely furnish Adviser with such additional information as may be reasonably necessary for or requested by Adviser to perform its responsibilities pursuant to this Agreement.

3.	Adviser at its own expense shall furnish office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Company. Adviser shall pay the compensation of Directors who are affiliated with Adviser. Adviser shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Company, including, but not limited to, the cost and expense of research, analysis and supervision of the investment portfolio. Adviser shall pay all expenses in determination of daily pricing of the shares of the Company and related bookkeeping expenses (other than for such services as are provided by the Company’s custodian) and one-half of the fees of any trade association of which the Company may be a member. Adviser shall pay the costs of any special Board of Directors’ meetings or special shareholders’ meetings convened for the primary benefit of Adviser.

4.	The Company shall pay all charges of depositories, custodians, and other agencies for the safekeeping and servicing of its cash, securities, and other property, and of its transfer, shareholder recordkeeping, dividend disbursing, and redemption agents; all charges of legal counsel and of independent auditors; all compensation of Directors other than those affiliated with Adviser; interest expense; the maintenance of its Registration Statement under the applicable federal and state securities laws; the maintenance of its compliance program; all expenses of notices, proxy solicitation material, reports to its shareholders and of all prospectuses furnished from time to time to existing shareholders or used

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for regulatory purposes; all expenses of bond and insurance coverage which inure to the Company’s benefit, including liability and fidelity bond insurance; all brokers’ commissions and other normal charges incident to the purchase and sale of portfolio securities; all taxes and corporate fees payable to Federal, state, or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of complying with Federal, state, and other laws regulating the issue or sale of shares except for those expenses deemed to be sales or promotional expenses; one-half of the fees of any trade association of which the Company may be a member; all extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Company to indemnify its Directors, employees, shareholders and agents with respect thereto; all expenses of meetings of the Board of Directors and shareholders; and all other expenses incidental to its operations not specifically assumed by Adviser pursuant to paragraphs 3 and 9. The Company shall pay such compensation payable to its compliance officer(s) as may be approved by the Board of Directors from time to time.

5.	With respect to all matters relating to its performance under this Agreement, Adviser and its Directors, officers and employees will act in accordance in all material respects with applicable law and with the Company’s Organizational Documents and regulatory filings, including its Registration Statement, as amended, and compliance Policies and Procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Company’s other Policies and Procedures, all to the extent required under applicable law in connection with the Adviser’s provision of services under this Agreement.

6.	Adviser agrees to cooperate with periodic reviews (at reasonable times and in reasonable number) of Adviser’s compliance program by the Company’s compliance personnel in performance of the Company’s responsibilities under Rule 38a-1 of the 1940 Act. Adviser agrees to provide to the Company copies of its compliance program and such additional information and certifications as may reasonably be requested by the Company’s compliance personnel. Upon becoming aware thereof, Adviser agrees to promptly notify the Company’s Board of Directors of any material compliance violations which affect the Company.

7.	Adviser has adopted a Code of Ethics complying with Rule 204A-1 of the Advisers Act.

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8.	For all services rendered by Adviser hereunder, the Company shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 1/2 of 1% of the first $200 million of the average daily net assets of Company; 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of average daily net assets in excess of $300 million. Such fee shall be accrued daily and shall be paid to Adviser on the last day of each month. For the purpose of computing the advisory fee, monies deposited with the Federal Reserve pursuant to the Credit Control Act will be excluded from the Company’s net assets.

9.	The total expenses of the Company exclusive of taxes, of interest, of all brokers’ and any bank commissions and other normal charges incident to the purchase and sale of portfolio securities, and (with the prior written consent of the necessary state securities commissions) of any extraordinary expenses of Directors and Adviser, but including fees paid to Adviser, shall not exceed on an annual basis 1 1/2% of the first $30,000,000 of average net assets and 1% of average net assets over $30,000,000, and Adviser agrees to reimburse the Company for any sums expended for such expenses in excess of that amount. Such expense reimbursements, if any, will be reimbursed to the Company by Adviser monthly as an offset against any amounts receivable by Adviser from the Company. All such reimbursements and offsets will be subject to adjustment as of the end of each fiscal year of the Company.

10.	The services of Adviser to the Company hereunder are not to be deemed exclusive, and Adviser shall be free to render similar services to others. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.

11.	To the extent prohibited by Regulation S-P, Adviser and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Company regarding any shareholder; provided, however, that Adviser and its affiliates may disclose such information to any party as necessary in the ordinary course of business to carry out the purposes for which such information was disclosed to Adviser and its affiliates, or as may be permitted by law. Adviser agrees to use reasonable precautions to protect and prevent the unintentional disclosure of such non-public personal information.

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12.	Adviser acknowledges that the Company has informed Adviser that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Company is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Company, Adviser agrees to use its best efforts to assist the Company in complying with the Sarbanes-Oxley Act and implementing the Company’s disclosure controls and procedures. To the extent that it becomes aware thereof, Adviser agrees to inform the Company of any material development related to Adviser that Adviser reasonably believes is relevant to the Company’s certification obligations under the Sarbanes-Oxley Act.

13.	Neither Adviser nor any of its officers, Directors, agents or employees shall be liable or responsible to the Company or its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Adviser of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on Adviser’s part or from reckless disregard by Adviser of its obligations and duties under this Agreement. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Company or any shareholder of the Company may have under any federal securities or state law.

14.	Each party to this Agreement (an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, Directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations set forth herein; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties set forth herein.

15.	This Agreement shall be executed and become effective as of the date written above if approved by (i) the Board of Directors, including by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of such party (the “Independent Directors”) cast in person at a meeting called for the purpose of voting on such approval; and (ii) the vote of a majority of the outstanding voting securities of the

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Company. It shall continue in effect for a period of two years thereafter and may be renewed thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of the Company and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval).

16.	No amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of the Company unless such shareholder approval would not be required under applicable interpretations by the staff of the SEC, and by the vote of a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such approval).

17.	In connection with such renewal or amendment, it shall be the duty of the Board to request and evaluate, and the duty of Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any amendment thereto.

18.	Notwithstanding the foregoing, this Agreement may be terminated by the Company at any time, without the payment of a penalty, on sixty (60) days’ written notice to Adviser of the Company’s intention to do so, pursuant to action by the Board or pursuant to a vote of a majority of the outstanding voting securities of the Company. Adviser may terminate this Agreement at any time, without the payment of penalty, on one hundred eighty days (180) days’ written notice to the Company of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Company to pay to Adviser the fee provided in Paragraph 8 hereof. Paragraphs 11 and 14 hereof shall also survive termination of this Agreement. This Agreement shall automatically terminate in the event of its assignment unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this paragraph.

19.	For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning defined in the 1940 Act and the rules and interpretations thereunder.

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20.	The Company may use the name “Hilliard-Lyons Government Fund, Inc.” or any other name derived from the name “J.J.B. Hilliard, W.L. Lyons, LLC” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Adviser as investment adviser. At such time as this Agreement or such other agreement shall no longer be in effect, the Company will (by corporate action, if necessary) cease to use any name derived from the name “J.J.B. Hilliard, W.L. Lyons, LLC,” any name similar thereto or any other name indicating that it is advised by or otherwise connected with Adviser or with any organization which shall have succeeded to Adviser’s business.

HILLIARD-LYONS GOVERNMENT FUND, INC.

By:

Name:
Title:

J.J.B. HILLIARD, W.L. LYONS, LLC

By:

Name:
Title:

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PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

THREE EASY WAYS TO VOTE YOUR PROXY

MAIL:

Vote, sign, date and return your proxy card by mail in the enclosed envelope.

CALL:

To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.

LOG-ON:

Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.

If you vote by telephone or internet, do not mail your proxy.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 31, 2008

HILLIARD-LYONS GOVERNMENT FUND, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of Hilliard-Lyons Government Fund, Inc. (the ”Fund”), hereby appoints Joseph C. Curry, Jr. and Dianna P. Wengler, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 8:30 a.m., Eastern Time, on March 31, 2008, at Kye’s, 500 Missouri Avenue, Jeffersonville, Indiana, 47130, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF

YOU ARE NOT VOTING BY PHONE OR INTERNET

NOTE:  Please sign exactly as your name appears on the records of the Fund and date.  If joint owners, each holder should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature(s) (Title(s), if applicable) (Sign in the Box)

Signature of Joint Owner (if any) (Sign in the Box)

Dated                                                                                                                      , 2008

This proxy is solicited by the Board of Directors of Hilliard-Lyons Government Fund, Inc., which unanimously recommends that you vote FOR the Proposal.  Please vote by checking the appropriate box.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example  ■

HILLIARD-LYONS GOVERNMENT FUND, INC.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement by and between the Fund and J.J.B. Hilliard, W.L. Lyons, LLC, the anticipated successor to J.J.B. Hilliard, W.L. Lyons, Inc., the Fund’s investment adviser (the “Adviser”) under which the Adviser will continue to act as investment adviser with respect to the assets of the Fund on substantially similar terms with respect to the services provided by the Adviser and the identical fee structure as the investment advisory agreement currently in effect.

		☐	☐	☐

2.	To vote and otherwise represent the above-signed shareholder(s) on any other matter that may properly come before the Meeting or any adjournment thereof in the discretion of the proxy holder.

WE NEED YOUR VOTE BEFORE MARCH 31, 2008

Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to vote by proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this in one of three ways: by (1) completing, signing, dating and promptly returning this proxy card using the enclosed postage prepaid envelope, (2) calling the toll free number 1-800-830-3542 or (3) voting on the website www.2voteproxy.com.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME

PLEASE SIGN ON REVERSE SIDE